UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 2004


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



            000-27241                                  94-3226488
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           (Commission                               (IRS Employer
          File Number)                             Identification No.)


 777 Mariners Island Boulevard, San Mateo, CA            94404
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   (Address of principal executive offices)            (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On September 15, 2004, Keynote Systems, Inc., a Delaware corporation ("Keynote") completed the acquisition of Vividence Corporation, a California corporation ("Vividence") pursuant to an Agreement and Plan of Reorganization dated September 10, 2004 (the "Plan") among Keynote, Vivid Acquisition Corporation, a wholly owned subsidiary of Keynote, Vividence and Jan Reed as Shareholders' Representative and Lease Representative. Vividence is a provider of web-based customer research services.

     Pursuant to the Plan, Keynote paid $20,000,000 in cash, which includes amounts payable in satisfaction of certain liabilities of Vividence and amounts held in escrow, for all outstanding shares of Vividence. Up to an additional $6.0 million in cash is payable upon achievement of certain revenue and expense targets through September 30, 2005.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


     (a)   Financial Statements of Business Acquired.

     The financial statements of Vividence required by this item shall be filed for the periods specified in Rule 3-05(b) of Regulation S-X by amendment to this Form 8-K within 71 calendar days of the date of this report.

     (b)   Pro Forma Financial Information.

     The pro forma financial information required pursuant to Article 11 of Regulation S-X shall be filed by amendment to this Form 8-K within 71 calendar days of the date of this report.

     (c)   Exhibits.

           None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      KEYNOTE SYSTEMS, INC.



Date:  September 16, 2004             By:    /s/ Peter Maloney
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                                                 Peter Maloney
                                                 Vice President and
                                                 Chief Financial Officer